Comstock Mining Extends Mineral Leases;
Secures Strategic Purchase Option

Virginia City, NV (September 9, 2020) Comstock Mining Inc. (the “Company”) (NYSE American: LODE) and Comstock Northern Exploration, LLC (“Comstock”), a wholly-owned subsidiary of the “Company, entered into a Mineral Exploration and Mining Lease Agreement (the “Lease”) with the Sutro Tunnel Company (“Sutro”), in order to lease certain patented mining claims, exploration rights and town lots in the Gold Hill and Virginia City Mining District in Storey County, Nevada (collectively, the “Sutro Properties”). The Company previously had exclusive rights to explore and mine these same properties and mineral claims beginning in 2008.

The Lease is assignable by Comstock and these properties make up part of the Lucerne mine properties and part of the Mineral Exploration lease with Tonogold Resources Inc. (“Tonogold”). Tonogold is a strategic partner and investee of the Company, and they recently announced the commencement of an initial and major exploration and evaluation of Comstock Lode properties including the Occidental Lode, the Lucerne and many of the most historic bonanza’s including but not limited to the Collar Potosi, Belcher, Overman, Gould & Curry, Consolidated Imperial, Woodville, Crown Point and Yellow Jacket mineral properties, where historic production recovered over 8 million ounces of gold and almost 200 million ounces of silver. The Company has preferred shares convertible to 33.2 million Tonogold common shares.

Tonogold has also announced that it recently completed a $4.25 million equity capital raise, over $6 million in cash and an additional $3.5 million in drilling equity credit, fully funding an estimated $7 million initial drill program, in one of the most historically significant portions of the Comstock Lode. Tonogold’s initial drill program will focus on the nearly 2-mile mineralized strike where most of the historical production came from above approximately 1,600 feet in depth, where more favorable mining conditions were enabled by the dewatering of the Sutro Tunnel. Tonogold has conducted extensive research and uncovered mining reports and data that indicate significant potential for higher grade discoveries, at depths consistent with and below 1,600 feet.

The Lease has a term of up to 20 years or longer, with a 4% net smelter royalty payable to Sutro. The Sutro Tunnel Company is a wholly-owned subsidiary of Pelen Limited Liability Company (“Pelen”). The Company previously acquired and owns 25% of the outstanding equity of Pelen. In connection with entering into the long-lived Lease, the Company purchased an option (the “Option”) to acquire the remaining 75% of the equity of Pelen (the “Pelen Equity”). The Option has a term of up to three years. The Option is exercisable so long as the Company makes payments of $100,000 per year ($100,000 of which was paid by the Company upon signing the Option). Pursuant to the Option, the Company is entitled to purchase the Pelen Equity for $3,750,000 if exercised within one year, with an increasing purchase price for the second and third years, with half of the option payments being cumulatively applicable to the purchase price.

Mr. Corrado De Gasperis, Executive Chairman and CEO stated, “Our collaboration with Tonogold has expanded from their initial purchase of Lucerne, that we anticipate completing in the near term, to an expansive exploration drilling program targeting some of the highest grade sections of the Comstock Lode. We remain an owner, investor and royalty holder, and we very much look forward to the exploration results over the next few months and well into next year. There is a genuine sense of excitement seeing these rigs mobilized and drilling on the Comstock.”

About Comstock Mining Inc.
Comstock Mining Inc. is a Nevada-based, gold and silver mining company with extensive, contiguous property in the Comstock District and is an emerging leader in sustainable, responsible mining that is currently commercializing environment-enhancing, precious-metal-based technologies, products and processes for precious metal recovery. The Company began acquiring properties in the Comstock District in 2003. Since then, the Company has consolidated a significant portion of the Comstock District, amassed the single largest known repository of historical and current geological data on the Comstock region, secured permits, built an infrastructure and completed its first phase of production. The Company continues evaluating and acquiring properties inside and outside the district expanding its footprint and exploring all of our existing and prospective opportunities for further exploration, development and mining. The Company’s goal is to grow per-share value by commercializing environment-enhancing, precious-metal-based products and processes that generate predictable cash flow (throughput) and increase the long-term enterprise value of our northern Nevada based platform.

Forward-Looking Statements
This press release and any related calls or discussions may include forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical facts, are forward-looking statements. The words “believe,” “expect,” “anticipate,” “estimate,” “project,” “plan,” “should,” “intend,” “may,” “will,” “would,” “potential” and similar expressions identify forward-looking statements, but are not the exclusive means of doing so. Forward-looking statements include statements about matters such as: consummation of all pending transactions; project, asset or Company valuations; future industry market conditions; future explorations, acquisitions, investments and asset sales; future performance of and closings under various agreements; future changes in our exploration activities; future estimated mineral resources; future prices and sales of, and demand for, our products; future impacts of land entitlements and uses; future permitting activities and needs therefor; future production capacity and operations; future operating and overhead costs; future capital expenditures and their impact on us; future impacts of operational and management changes (including changes in the board of directors); future changes in business strategies, planning and tactics and impacts of recent or future changes; future employment and contributions of personnel, including consultants; future land sales, investments, acquisitions, joint ventures, strategic alliances, business combinations, operational, tax, financial and restructuring initiatives; the nature and timing of and accounting for restructuring charges and derivative liabilities and the impact thereof; contingencies; future environmental compliance and changes in the regulatory environment; future offerings of equity or debt securities; the possible redemption of debentures and associated costs; future working capital, costs, revenues, business opportunities, debt levels, cash flows, margins, earnings and growth.

These statements are based on assumptions and assessments made by our management in light of their experience and their perception of historical and current trends, current conditions, possible future developments and other factors they believe to be appropriate. Forward-looking statements are not guarantees, representations or warranties and are subject to risks and uncertainties, many of which are unforeseeable and beyond our control and could cause actual results, developments and business decisions to differ materially from those contemplated by such forward-looking statements. Some of those risks and uncertainties include the risk factors set forth in our filings with the SEC and the following: counterparty risks; capital markets’ valuation and pricing risks; adverse effects of climate changes or natural disasters; global economic and capital market uncertainties; the speculative nature of gold or mineral exploration, including risks of diminishing quantities or grades of qualified resources; operational or technical difficulties in connection with exploration or mining activities; contests over title to properties; potential dilution to our stockholders from our stock issuances and recapitalization and balance sheet restructuring activities; potential inability to comply with applicable government regulations or law; adoption of or changes in legislation or regulations adversely affecting businesses; permitting constraints or delays; decisions regarding business opportunities that may be presented to, or pursued by, us or others; the impact of, or the non-performance by parties under agreements relating to, acquisitions, joint ventures, strategic alliances, business combinations, asset sales, leases, options and investments to which we may be party; changes in the United States or other monetary or fiscal policies or regulations; interruptions in production capabilities due to capital constraints; equipment failures; fluctuation of prices for gold or certain other commodities (such as silver, zinc, cyanide, water, diesel fuel and electricity); changes in generally accepted accounting principles; adverse effects of terrorism and geopolitical events; potential inability to implement business strategies; potential inability to grow revenues; potential inability to attract and retain key personnel; interruptions in delivery of critical supplies, equipment and raw materials due to credit or other limitations imposed by vendors or others; assertion of claims, lawsuits and proceedings; potential inability to satisfy debt and lease obligations; potential inability to maintain an effective system of internal controls over financial reporting; potential inability or failure to timely file periodic reports with the SEC; potential inability to list our securities on any securities exchange or market; inability to maintain the listing of our securities; and work stoppages or other labor difficulties. Occurrence of such events or circumstances could have a material adverse effect on our business, financial condition, results of operations or cash flows or the market price of our securities. All subsequent written and oral forward-looking statements by or attributable to us or persons acting on our behalf are expressly qualified in their entirety by these factors. Except as may be required by securities or other law, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

Neither this press release nor any related calls or discussions constitutes an offer to sell, the solicitation of an offer to buy or a recommendation with respect to any securities of the Company, the fund or any other issuer.

Contact information:
Comstock Mining, Inc.
P.O. Box 1118
Virginia City, NV 89440
ComstockMining.com

Corrado DeGasperis
Executive Chairman & CEO
Tel (775) 847-4755
degasperis@comstockmining.com

Zach Spencer
Director of External Relations
Tel (775) 847-5272 ext.151
questionckmining.com